UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 15, 2018
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 15, 2018, Michael Finn informed Axalta Coating Systems Ltd. (“Axalta”) that he is resigning from the office of Senior Vice President, General Counsel & Corporate/Government Affairs & Corporate Secretary, effective December 2, 2018. At Axalta’s request in order to facilitate an orderly transition, Mr. Finn and Axalta entered into a Consulting Agreement (the “Consulting Agreement”) pursuant to which Mr. Finn has agreed to provide consulting services to Axalta for six months following his resignation from Axalta (the “Consulting Term”).
Pursuant to the Consulting Agreement: (1) Mr. Finn will be paid total fees of $120,000 for consulting services during the Consulting Term, (2) Mr. Finn’s equity awards that are scheduled to vest during the Consulting Term will vest in accordance with the terms of the applicable award agreements and Axalta’s Amended and Restated 2014 Incentive Award Plan, (3) Mr. Finn’s stock options will remain exercisable until the eighteen-month anniversary of the end of the Consulting Term (or until the last day of the term of the stock options, if earlier), and (4) Mr. Finn will be paid a prorated annual bonus for 2018 equal to 337/365 (92.33%) of the 2018 annual bonus that he would have earned had his employment not terminated, based on Axalta’s actual performance for the full year and his individual performance through his termination date.
The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which will be filed with Axalta’s Annual Report on Form 10-K for the period ending December 31, 2018.
Item 7.01. Regulation FD Disclosure.
On November 21, 2018, Axalta issued a press release announcing the resignation of Mr. Finn. A copy of the press release is furnished as Exhibit 99.1 hereto. The information contained in this Item 7.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 21, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	November 21, 2018	By:	/s/ Sean M. Lannon
Sean M. Lannon
Vice President and Interim Chief Financial Officer